PROMISSORY NOTE SECURED BY DEED OF TRUST
                                                San Francisco, California
                                                $3,350,000 (U.S.)
                                                October 15, 1998

FOR VALUE  RECEIVED, Westco Community Builders, Inc., a
California Corporation, ("Maker"), promises to pay to Dover Investments Corporation, a Delaware corporation, or order ("Holder"), the principal sum of Three Million Three Hundred Fifty Thousand Dollars
($3,350,000), or so much thereof as may be disbursed by Holder to or for the benefit or account of Maker, together with interest on the outstanding unpaid principal balance, all as hereinafter provided, and on the following agreements, terms, and conditions:

The principal sum is being disbursed by Holder to Maker or for the account of Maker in accordance with the terms and conditions of the Construction Loan Agreement ("Construction Loan Agreement") entered into between Maker and Holder of even date herewith. All capitalized terms herein shall have the meanings ascribed to them in the Construction Loan Agreement.

1. Purpose of Loan. Maker represents and warrants that the proceeds of the Loan evidenced by this Note shall be used exclusively for the business and/or commercial purposes more particularly set forth in the Construction Loan Agreement and that no portion of the proceeds will be used for personal, family, or household purposes. Maker further agrees and acknowledges that the Loan evidenced by this Note was arranged by Dabenica Investment Corporation, a licensed California real estate broker, which represents Holder exclusively.

2. Interest Accrued and Payment. Interest on funds as disbursed shall accrue at a rate equal to two (2) floating percentage points over the prime rate established by Bank of America, NT&SA. Accrued interest on the outstanding principal balance shall be paid in monthly installments on the first day of each month, commencing on December 1, 1998.

3. Principal Payments; Maturity Date. The entire unpaid principal balance and all unpaid accrued interest shall be due and payable twelve (12) months after the date of the initial disbursement hereunder ("Maturity Date") unless such Maturity Date is accelerated or extended as provided herein. Provided Maker has not committed a default hereunder, Maker shall have the right to extend the maturity date for two additional six (6) month periods ("Extension Period"). In order to exercise such right, written notice of exercise must be received by Holder not less than thirty
(30) days prior to the Maturity Date and together with such notice Maker shall deliver to Holder an extension fee equal to 1/2% of the Principal
Sum of this Note then outstanding per each six month extension.. The Extension Period is subject to the following additional condition precedent "that there will have occurred no material adverse change, as determined by Holder in its sole discretion, in the financial condition of Maker or any guarantor or other person or entity in any manner obligated to Holder under the Construction Loan Agreement from that which existed as of the date of this Note."

4. Manner of Payment. All principal and interest shall be paid in lawful money of the United States of America and in immediately available funds. All payments shall be made to Holder at its offices located at 100 Spear Street, Suite 520, San Francisco, California 94105, or at such other place as Holder may from time to time designate in writing.

If any installment of principal or interest is received by Holder later than ten (10) days after the due date thereof, it shall bear interest from the due date until paid at the Default Rate specified in Section 7. In addition to any interest accruing on any delinquent amount, Maker shall pay to Holder a late payment fee equal to six percent (6%) of the delinquent amount as liquidated damages. Maker acknowledges that Holder will incur costs and other damages not contemplated by this Note on account of a late payment, that such damages and costs will be extremely difficult and impractical to ascertain, and that the foregoing late payment fee represents a fair and reasonable estimate of such damages and expenses considering all of the circumstances existing on the date of this Note.

All payments received from Maker shall be applied first to any late payment fee, second to any accrued interest due, and the remainder, if any, to the prepayment of principal. Any other designation by Maker of the manner in which a payment is to be applied shall be of no effect.

5. Deed of Trust. This Note and the debt evidenced hereby is secured by a Construction Deed of Trust ("Deed of Trust") of even date herewith covering certain real property described as follows:

                        LEGAL DESCRIPTION

REAL PROPERTY in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL ONE:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 110. 00 feet from the point of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to;
running thence Northeasterly alone the said line of San Leandro Boulevard
40.00 feet; thence at right angles Northeasterly 150.00 feet; thence at right angles Southeasterly 40.00 feet; thence at right angles Southwesterly
150.00 feet to the point of beginning.

Being a portion of Lots "G", "L", "M", "N", in Block 27 as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County", filed February 27, 1855, in Book 2 of Maps, Page 43, in the office of the County Recorder of Alameda County

PARCEL TWO:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 75.00 feet from the point of intersection thereof with the Northwestern line of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to; running thence Northwesterly along the said line of San Leandro Boulevard 35.00 feet; thence at right angles Northeasterly 150.00 feet; thence at right angles Southeasterly 35.00 feet; thence at right angles Southwesterly 150.00 feet to the point of beginning.

Being a portion of Lots "L", "M", and "N", in Block 27, as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County, " filed February 27, 1855 in Book 2 of Maps, Page 43, in the office of the County Recorder of Alameda County.

Excepting from Parcels One and Two the land described as Parcels A & B in the Final Order of Condemnation, recorded September 12, 1983, Series No. 83-168337, Official Records.

A.P. No. 75-27-7-3

PARCEL THREE:

Lot 1, Tract 4879, filed June 5, 1984, Map Book 145, Pages I and 2, Alameda County Records.

A.P. No. 75-27-8

PARCEL FOUR:

Those portions of lots H, I, J and K, Block 27, Map of Map of the Town of San Leandro, etc., filed February 27, 1885, Map Book 1, Page 19, Alameda County Records, described as follows:

Commencing at a point on the Western line of Carpentier Street, distant thereon 98 feet Northerly from the point of intersection thereof with the Northern line of Williams Street; running thence Northerly along said line of Carpentier Street 52 feet; thence Westerly parallel with said line of Williams Street 150 feet; thence Southerly parallel with said line of Carpentier Street 100 feet; thence Easterly parallel with said line of Williams Street 23 feet; thence Northerly parallel with said line if Carpentier Street 48 feet; thence Easterly parallel with said line of Williams Street 127 feet to the point of beginning.

A.P. No. 75-27-2-1

Reference is made to the Deed of Trust for a description of the nature and extent of the security afforded by the Deed of Trust, the rights of Holder with respect to such security, and the terms and conditions upon which this Note is secured.

6. Right of Prepayment in Full. Upon ten (10) days' prior written notice to Holder, Maker shall have the right to prepay this Note in full with accrued interest and late fees, if any, to date of full prepayment.

7. Default and Acceleration. In the event of any Default, Holder may, in its sole discretion, declare all sums owed and to become owing on this Note immediately due and payable irrespective of any Maturity Date expressed herein. All such sums shall bear interest from the date of Default until paid at five percentage points per annum over the interest rate otherwise payable hereunder ("Default Rate"). For purposes of this Note, a "Default" shall mean:

(a) a breach or default in payment when due of any indebtedness evidenced by this Note; or

(b) a breach or default in the performance of any other term, covenant, condition or agreement under this Note or the Deed of Trust, or the Construction Loan Agreement, or any other document or agreement executed by Maker in connection with the making of this loan, which breach or default is not cured within ten (10) days after notice of such breach or default or, if such breach or default is not reasonably capable of being cured within such ten (10) day period, if Maker has not commenced in good faith the curing of such breach or default within such ten (10) day period or does not thereafter prosecute to completion with diligence and continuity the curing thereof, which cure must in any event be completed within thirty (30) days after such notice to Maker; or

(c) if Maker applies for or consents to the appointment of a receiver, liquidator, custodian or trustee for it or any portion of its property, or if such receiver, liquidator, custodian or trustee is appointed for Maker or its property and is not discharged within ten (10) days after the date of such appointment, or Maker makes an assignment for the benefit of creditors, or Maker admits in writing its inability to pay its debts as they become due, or Maker becomes insolvent, or a petition is filed by Maker pursuant to any of the provisions of the Bankruptcy Code,11 U.
S.C. Sections 101 et seq., as amended, or any similar or successor statute, or such a petition is filed against Maker and is not dismissed or vacated within ten (10) days after the date of such filing; or

(d) if there is an attachment or sequestration of any of the property of Maker and the same is not discharged or bonded within thirty
(30) days; or

(e) if Maker shall cause or institute or there shall be instituted against Maker any proceeding for the dissolution or termination of Maker;

(f) if any representation, warranty or disclosure made to Holder by Maker proves to be materially false or misleading on the date as of which made; or

(g) if Maker shall be in default in connection with any other obligation of Maker to Holder, whether or not related to the obligations arising under this Note.

8. Due on Transfer. Holder may, at its option, declare immediately due and payable all sums owing on this Note upon the sale or transfer, without the Holder's prior written consent, of all or any part of the real property, or any interest in the real property described in the above described Construction Deed of Trust. A "sale or transfer" means the conveyance of real property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the real property, or by any other method of conveyance of real property interest. If any Maker is a corporation or partnership, transfer also includes any change in ownership of more than twenty five percent (25%) of the voting stock or partnership interests, as the case may be, of Maker. However, this option shall not be exercised by Holder if such exercise is prohibited by applicable law. Notwithstanding the above Holder consents to the release provisions set forth in the Deed of Trust.

9. Costs of Collection. Maker agrees to pay all costs and expenses which Holder may incur by reason of any Default including, without limitation, reasonable attorneys' fees with respect to legal services incurred in connection with any Default, or the determination of any rights or remedies of Holder under this Note or under the Deeds of Trust, whether or not a suit is actually commenced.

10. Liability. Maker waives diligence, presentment for payment, protest, and demand with respect to this Note. Maker further waives notice of protest, demand, dishonor, non-payment, and acceleration of this Note. Maker agrees that any modification or extension of the terms of payment of this Note that may be permitted from time to time by Holder with or without notice to Maker, and the release of any property, whether real or personal, or any part thereof, from the lien of the Deed of Trust, shall not diminish or impair Maker's liability for the payment of this Note.

11. Notices. Any and all notices given under this Note shall be in writing and shall be either personally delivered to the appropriate party or shall be sent by United States registered or certified mail, postage prepaid, and properly addressed as set forth below:

In the case of notice directed to Maker:
     Westco Community Builders, Inc.
     15225 Wicks Blvd.
     San Leandro, CA 94579

In the case of notice directed to Holder:
     Dover Investments Corporation
     100 Spear Street, Suite 520
     San Francisco, CA 94105

Any such notice shall be deemed given and effective upon personal delivery or three days after being mailed in the manner set forth above.

12. Usury Savings Clause. All agreements between Maker and Holder are hereby expressly limited so that in no contingency or event whatsoever shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the money to be loaned exceed the maximum permissible under applicable law. If, from any circumstance whatsoever, fulfillment of any provision hereof, at the time fulfillment of such provision shall be due, shall be prohibited by law, the obligation to be fulfilled shall be reduced to the maximum not so prohibited; and if from any circumstance Holder should ever receive as interest an amount which would exceed the highest lawful rate, such amount as would be excessive interest shall be applied to the reduction of the principal of the Note and not to the payment of interest. This provision shall control every other provision of all agreements between Maker and Holder.

13. General Provisions

(a) Time is of the essence of this Note.

(b) This Note may not be changed, amended, or modified except by a further written agreement between Maker and Holder.

(c) Any failure of Holder to exercise any of its rights under this Note shall not constitute a waiver of those rights by Holder or a waiver by Holder of any other rights.

(d) If Maker consists of one or more persons or entities, all obligations under this Note shall be joint and several.

(e) This Note and the rights and duties of Maker and Holder shall be governed by the laws of the State of California for all purposes.

(f) The terms of this Note shall inure to the benefit of and bind
Maker and Holder and their respective heirs, legatees, devisees, administrators, legal representatives, successors, and assigns.

IN WITNESS WHEREOF, the undersigned Maker has executed the within instrument as of the date first written above.

                 Westco Community Builders, Inc., a California Corporation

                 By:   /s/ Jerry Finch
                       Jerry Finch, President

                 By:   /s/ Britt Evans
                       Britt Evans, Executive Vice President




Dover Investments Corporation 100 Spear Street, #520 San Francisco, California 94105

CONSTRUCTION DEED OF TRUST

THIS DEED OF TRUST IS DATED October 15,1998 and is entered into by and among Westco Community Builders, Inc., a California Corporation, whose address is 15225 Wicks Blvd, San Leandro, California 94579 (referred to below as "Trustor"); Dover Investments Corporation, whose address is 100 Spear Street, Suite 520, San Francisco, CA 94105 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and First American Title Guaranty Company, whose address is 5976 West Las Positas Blvd. #100, Pleasanton, California 945888543 (referred to below as "Trustee").

CONVEYANCE AND GRANT. For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor's right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, right of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, located in Alameda County, State of California (the "Real Property"):

                        LEGAL DESCRIPTION

REAL PROPERTY in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL ONE:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 110. 00 feet from the point of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to;
running thence Northeasterly along the said line of San Leandro Boulevard
40.00 feet; thence at right angles Northeasterly 150.00 feet; thence at right angles Southeasterly 40.00 feet; thence at right angles Southwesterly
150.00 feet to the point of beginning.

Being a portion of Lots "G", "L", "M", "N", in Block 27 as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County", filed February 27, 1855, in Book 2 of Maps, Page 43, in the office of the County Recorder of Alameda County

PARCEL TWO:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 75.00 feet from the point of intersection thereof with the Northwestern line of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to; running thence Northwesterly along the said line of San Leandro Boulevard 35.00 feet; thence at right angles Northeasterly 150.00 feet; thence at right angles Southeasterly 35.00 feet; thence at right angles Southwesterly 150.00 feet to the point of beginning.

Being a portion of Lots "L", "M", and "N", in Block 27, as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County, " filed February 27, 1855 in Book 2 of Maps, Page 43, in the office of the County Recorder of Alameda County.

Excepting from Parcels One and Two the land described as Parcels A & B in the Final Order of Condemnation, recorded September 12, 1983, Series No. 83-168337, Official Records.

A.P. No. 75-27-7-3

PARCEL THREE:

Lot 1, Tract 4879, filed June 5, 1984, Map Book 145, Pages 1 and 2, Alameda County Records.

A.P. No. 75-27-8

PARCEL FOUR:

Those portions of lots H, I, J and K, Block 27, Map of Map of the Town of San Leandro, etc., filed February 27, 1885, Map Book 1, Page 19, Alameda County Records, described as follows:

Commencing at a point on the Western line of Carpentier Street, distant thereon 98 feet Northerly from the point of intersection thereof with the Northern line of Williams Street; running thence Northerly along said line of Carpentier Street 52 feet; thence Westerly parallel with said line of Williams Street 150 feet; thence Southerly parallel with said line of Carpentier Street 100 feet; thence Easterly parallel with said line of Williams Street 23 feet; thence Northerly parallel with said line if Carpentier Street 48 feet; thence Easterly parallel with said line of Williams Street 127 feet to the point of befinning.

A.P. No. 75-27-2-1

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor's right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. This is an absolute assignment pursuant to California Civil Code Section 2938. In addition, Trustor grants Lender a Uniform Commercial Code security interest in the Rents and the Personal Property defined below.
DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code or as specifically defined in the Related Documents. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Beneficiary. The word "Beneficiary" means Dover Investments
Corporation, its successors and assigns Dover Investments Corporation also is referred to as "Lender" in this Deed of Trust.

Deed of Trust. The words "Deed of Trust" mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Guarantor. The word "Guarantor" means and includes without limitation, any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness.

Improvements. The word "Improvements" means and includes without limitation all existing and future improvements, fixtures, buildings, structures, mobile homes affixed on the Real Property, facilities, additions and other construction on the Real Property.

Indebtedness. The word "Indebtedness" means all principal and interest payable under the Line of Credit Note and any amounts expended or advanced by Lender to discharge obligations of Trustor or expenses incurred by Trustee or Lender to enforce obligations of Trustor under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender. The word "Lender" means Dover Investments Corporation its successors and assigns.

Note. The word "Note" means the Secured Promissory Note dated
October 15, 1998, in the principal amount of $3,350,00 from Trustor to Lender, together with all renewals, extensions, modifications, refinances, and substitutions for the Note.

Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale of other disposition of Property. The words "Personal Property" also include all tangible and intangible items obtained or owned by, or in the possession of Trustor that are directly or indirectly related to the acquisition, development, design, construction, permitting, marketing, or habitation of the Real Property or the Improvements to be constructed on the Real Property, whether heretofore or hereafter issued, prepared, or executed, including without limitation all permits, licenses, authorizations and approvals, trademarks and trade names, and any and all land use entitlements, development rights, sewer capacity, approvals, density allocations and other rights or approvals relating to or authorizing the development or occupancy of the Property, plus all utility or other deposits, reimbursement right, studies, tests, contracts, plans and specifications, relating to the Property and Improvements.

Property. The word "Property" means collectively the Real Property and the Personal Property.

Real Property. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

Related Documents. The words "Related Documents" mean and include without limitation all Promissory Notes, Credit Agreements, Construction Loan Agreements, Guaranties, Environmental Indemnity Agreements, Security Agreements, Mortgages, Deeds of Trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

Trustee. The word "Trustee" means First American Title Guaranty
Company and any substitute or successor trustees.

Trustor. The word "Trustor" means any an all persons and entities executing this Deed of Trust, including without limitations all Trustors named above.

THE DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF
TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS ALSO GIVEN TO SECURE ANY AND ALL OBLIGATIONS OF TRUSTOR UNDER THAT CERTAIN CONSTRUCTION LOAN AGREEMENT BETWEEN TRUSTOR AND LENDER OF EVEN DATE HEREWITH. ANY EVENT OF DEFAULT UNDER THE CONSTRUCTION
LOAN AGREEMENT, OR ANY OF THE RELATED DOCUMENTS REFERRED TO THEREIN, SHALL ALSO BE AN EVENT OF DEFAULT UNDER THIS DEED OF TRUST. THE NOTE AND THIS DEED OF TRUST ARE GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor's possession and use of the Property shall be governed by the following provisions.

Possession and Use. Until the occurrence of an Event of Default, Trustor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents from the Property.

Duty to Maintain. Trustor shall maintain the Property in tenant able condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Environmental Compliance.

(A) In addition to and without limiting any other obligations of Trustor under this Deed of Trust and the Related Documents, Trustor shall comply with all Environmental Laws relating to the Premises and the conduct of Trustor's business connection therewith. Trustor shall immediately remove and dispose of any hazardous substance found on, in, under or affecting the Premises. All such removals and disposals shall be undertaken and performed in compliance with Environmental Laws and at Trustor's expense. Trustor shall not release, or permit, allow or suffer any release or threat of release, of any Hazardous Substance on, in, under or affecting the Premises or from the Premises onto any properties adjacent to the Premises except for such de minimums release typically associated with the use of portions of the Premises for driving and parking motor vehicles, and which are not likely to result in any liability under any Environmental Laws. Trustor shall not generate or permit, allow or suffer any Hazardous Substances to be generated on, in, or under the Premises. Trustor shall not store or permit, allow or suffer Hazardous Substances to be stored on, in or under the Premises. Trustor shall not permit, allow or suffer any lien under any Environmental Law to attach to or encumber the Premises or any part thereof or interest therein.

(B) Trustor shall indemnify Trustee and Beneficiary, defend Trustee and Beneficiary (with attorneys acceptable to Trustee and Beneficiary) and hold Trustee and Beneficiary harmless from and against any and all environmental losses, except those caused by the sole negligence or actions of Trustee or Beneficiary or their agents.

(C) If Trustor shall fail to comply with any of the provisions of this Section or any provision of any of the Related Documents relating to Hazardous Substances and/or Environmental Laws, Beneficiary shall have the right, but not the obligation, to enter upon the Premises and to expend funds to cure such failure by performing such remedial work as may be necessary to make the Premises conform to Environmental Laws.
Any amounts expended by Beneficiary as a result thereof shall be due and payable by Trustor to Beneficiary on demand and shall earn interest from and after the date the same are expended by Beneficiary, whether or not demand for repayment is then made, at the interest rate applicable under the Note from and after maturity. All such amounts and all interest thereon shall be a lien on and security in the Premises and shall be secured by this Deed of Trust in addition to all other obligations of Trustor to Beneficiary secured hereby. Any partial exercise by Beneficiary of Beneficiary's remedies herein, including any partial undertaking by Beneficiary of remedial work, shall not obligate Beneficiary to continue to exercise such remedies or complete any remedial work commenced or to take any further or additional actions or require Beneficiary to expend or incur any further sums in connection therewith. The exercise by Beneficiary and Beneficiary's remedies or approval rights herein shall not operate to place upon Beneficiary any responsibility for the operation, control, care, management or repair of the Premises, or make Beneficiary the "owner" or "operator" of the Premises or a "responsible party" within the meaning of Environmental Laws.

(D) Trustor shall promptly advise Beneficiary in writing of (i) Trustor's receipt of any notice from any federal, state, local or other governmental agency or authority in connection with any Hazardous
Substances on, in, under or affecting the Premises or emanating from the Premises, or of any governmental or regulatory actions instituted or threatened in writing under any governmental laws affecting the Premises or any indemnity hereunder, including, without limitation, any notice of inspection, abatement or noncompliance, (ii) all claims made or threatened in writing by any third party against Trustor or the Premises relating to any Hazardous Substances or in violation of any Environmental Laws, and
(iii) Trustor's discovery of the presence of any Hazardous Substances on the Premises or any property adjacent thereto or any release or threat of release of any Hazardous Substances on, in or under or affecting the Premises or emanating from the Premises, or of any occurrence or condition on the Premises or any real property adjoining the Premises which could subject Trustor or the Premises to a claim under any Environmental Laws or to any restrictions on ownership, occupancy, transferability or use of the Premises under any Environmental Laws in connection with the matters covered by this section on environmental compliance.

(E) The obligations of Trustor under this Section on environmental compliance or secured obligations under this Deed of Trust for so long as this Deed of Trust shall remain in effect, and thereafter shall survive and be unsecured obligations of Trustor to the extent permitted by applicable law. The obligations of Trustor under this Section are intended to be supplementary to and not in substitution for or in derogation of the provisions of the Environmental Indemnity Agreement.

Nuisance, Waste. Trustor shall not cause, conduct or permit any nuisance nor commit, pen-nit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

Removal of Improvements. Trustor shall not demolish or remove
Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Trustor's compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Trustor agrees neither to abandon nor leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three
(3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation or partnership, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock or partnership interests, as the case may be, of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law. Notwithstanding the above and provided that (1) the Note is not in default, and (ii) the final subdivision map of Tract 7001 subdividing the Real Property into twenty five lots is of record, individual lots shall be released from the lien of this Deed of Trust upon receipt by Holder of an amount equal to $134,000 per lot/house to be released.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

Payment. Trustor shall pay when due (and in all events at least ten
(10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right To Contest. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within thirty (30) days after the lien arises or, if a lien is filed, within thirty (30) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property.
Trustor shall name Lender as an additional oblige under any surety bond furnished in the contest proceedings.

Evidence of Payment. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Trustor shall notify Lender at least fifteen
(15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, material men's lien, or other lien could be asserted on account of the work, services, or materials. Trustor will upon request of Lender famish to Lender advance assurances satisfactory to Lender that Trustor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance, clause, and with a standard mortgagee clause in favor of Lender, together with such other insurance, including but not limited to hazard, liability, and business interruption, as Lender may reasonably require. Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real property. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled of diminished without at least ten (10) days' prior written notice to Lender. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance to the extent such insurance is required and is or becomes available, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

Application of Proceeds. Trustor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty. If in Lender's sole judgment Lender's security interest in the Property has been impaired, Lender may, at its election, receive and retain the proceeds and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Trustor as Trustor's interests may appear.

Unexpired Insurance at Sale. Any unexpired insurance shall insure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

Trustor's Report on Insurance. Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

EXPENDITURES BY LENDER. If Trustor fails to comply with any provision of this Deed of Trust, or if any action or proceeding is commenced that would materially affect Lender's interests in the Property, Lender on Trustor's behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate charged under the Note from the date incurred or paid by lender to the date of repayment by Trustor. All such expenses, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Deed of Trust also will secure payment of these amounts.
The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of the default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

Title. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor's title or the interest of Trustee or Lender under this Deed of Trust, Trustor shall defend the action at Trustor's expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance With Law. Trustor warrants that the Property and
Trustor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Trustee or Lender in connection with the condemnation.

Proceedings. If any proceeding in condemnation is filed, trustor shall promptly notify Lender in writing, and trustor shall promptly take such steps as may be necessary to defend the action and obtain the award. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation. Further in connection with the above referenced right, Trustor may be a party to the action or proceeding involved, and if so, Lender may be represented by counsel also representing Trustor and mutually acceptable to Trustor and Lender, except that in the case of (a) conflict of interest by said counsel in representing both Trustor and Lender, (b) the existence of adverse interests between Trustor and Lender, (c) said counsel not being reasonably satisfactory to Lender or not defending Lender in a reasonably satisfactory manner, then Lender shall have the right to be represented by counsel of its choice without affecting or otherwise impairing any of its rights hereunder, including without limitation the aforesaid right to charge Trustor with its attorneys' fees and expenses.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES.
The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust.

Current Taxes, Fees and Charges. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue
Lender's lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Trustor shall execute financing statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall assemble the Personal Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

Addresses. The mailing addresses of Trustor (debtor) and Lender
(secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to farther assurances and attorney-in-fact are a part of this Deed of Trust.

Further Assurances. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, re-filed, or re-recorded, as the case may be, at such time and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Trustor under the Note, this Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or agreed to the contrary by Lender in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-In-Fact. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor's expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor's attorney-in-fact for the purpose of making executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.
FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, terminates the line of credit, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Lender may charge Trustor a reasonable reconveyance fee at the time of reconveyance.

DEFAULT. Each of the following, at the option of Lender, shall constitute an event of default ("Event of Default") under this Deed of Trust:

Default on Indebtedness. Failure of Trustor to make any payment when due on the Indebtedness.

Default on Other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Breaches. Any warranty, representation or statement made or furnished to Lender by or on behalf of Trustor under this Deed of Trust, the Note or the Related Documents is, or at the time made or furnished was, false in any material respect.

Insolvency. The insolvency of Trustor, appointment of a receiver for any part of Trustor's property, any assignment for the benefit of creditors, the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor, or the dissolution or termination of Trustor's existence as a going business (if Trustor is a business). Except to the extent prohibited by federal law or California law, the death of Trustor (if Trustor is an individual) also shall constitute an Event of Default under this Deed of Trust.

Foreclosure, Forfeiture, etc. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the foreclosure or forfeiture proceeding, provided that Trustor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

Breach of Other Agreement. Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent or any Guarantor revokes any guaranty of the Indebtedness.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any
Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Foreclosure by Sale. Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof, all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Judicial Foreclosure. With respect to all or any part of the Real
Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclosure by judicial foreclosure in accordance with and to the full extent provided by California Law.

UCC Remedies. With respect to all or any part of the Personal
Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

Collect Rents. Lender shall have the right, without notice to Trustor, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor's attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of the Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Notice of Sale. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least five (5) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshaled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust after failure of Trustor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies. Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and
Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and
(c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Alameda County, California. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO TRUSTOR AND OTHER PARTIES. Any notice under this
Deed of Trust shall be in writing and shall be effective when actually delivered or, if mailed, shall be deemed effective when deposited in the United States mail first class, registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Trustor agrees to keep Lender and Trustee informed at all time of Trustor's current address. Each Trustor requests that copies of any notices of default and sale be directed to Trustor's address shown near the beginning of this Deed of Trust.

STATEMENT OF OBLIGATION. Lender may collect a fee, in an amount not to exceed the statutory maximum, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Trustor's residence, Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor's previous fiscal year in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

Applicable Law. This Deed of Trust has been delivered to Lender and accepted by Lender in the State of California. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of California.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Multiple Parties; Corporate Authority. All obligations of Trustor under this Deed of Trust shall be joint and several, and all references to Trustor shall mean each and every Trustor. This means that each of the persons signing below is responsible for all obligations in this Deed of Trust.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforce ability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of the Deed of Trust in all other respects shall remain valid and enforceable.

Successors and Assigns. Subject to the limitations stated in this Deed of Trust on transfer of Trustor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor's successors with reference to this Deed of Trust and the indebtedness by way of forbearance or extension without releasing Trustor from the obligations of the Deed of Trust or liability under the indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waivers and Consents. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender's rights or any of Trustor's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

EACH TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND EACH TRUSTOR AGREES TO ITS TERMS.

TRUSTOR:

Westco Community Builders, Inc., a California Corporation

                                By:  /s/ Jerry Finch
                                     Jerry Finch , President
                                By:  /s/  Britt Evans
                                     Britt Evans, Executive Vice President




                    CONSTRUCTION LOAN AGREEMENT

BORROWER:           Westco Community Builders, Inc., a California
                    Corporation

LENDER:             Dover Investments Corporation
                    100 Spear St., #520
                    SAN FRANCISCO, CA 94105

THIS CONSTRUCTION LOAN GENERAL AGREEMENT between
Westco Community Builders, Inc., a California Corporation ("Borrower") and Dover Investments Corporation a Delaware corporation ("Lender") is made and executed on the following terms and conditions. Borrower has applied to Lender for a loan up to the sum of U.S. $ 3,350,000.00 in order to construct the improvements on the Real Property described below. Lender is willing to lend the loan amount to Borrower solely under the terms and conditions specified in this Agreement and in the Related Documents, to each of which Borrower agrees. Borrower understands and agrees that: (a) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (b) all such Loans shall be and remain subject to the following terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of the date set forth on the signature page hereof and shall continue thereafter until all indebtedness has been paid in full and all other obligations of Borrower hereunder have been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code or as specifically defined in the Related Documents. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Agreement. The word "Agreement" means this Construction Loan
Agreement, as this Construction Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Construction Loan Agreement from time to time.

Architecture Contract. The words "Architecture Contract" mean the architect's contract relating to the Project, if any.

Borrower. The word "Borrower" means each and every person or entity signing the Note, including without limitation Westco Community Builders, Inc., a California Corporation

Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for the Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Construction Contract. The words "Construction Contract" mean and include the contract between Borrower and the general contractor for the Project, if any, and any subcontracts with subcontractors, materialmen, laborers, or any other person or entity for performance of work on the Project or the delivery of materials to the Project.

Event of Default. The words "Event of Default" mean and include any of the Events of Default set forth below in the section titled "Events of Default."

Grantor. The word "Grantor" means and includes each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means and includes without limitation all guarantors, sureties, and accommodation parties.

Improvements. The word "Improvements" means and includes without limitation all existing and future buildings, structures, facilities, fixtures, additions, and similar construction on the Property.

Indebtedness. The word "Indebtedness" means and includes without limitation all Loans relating to this Project and Property, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them relating to this Project and Property, as well as all claims by Lender against Borrower, or any one or more of them relating to this Project and Property; whether now or hereafter existing, voluntary or involuntary, due or not due absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

Lender. The word "Lender" means Dover Investments Corporation, its successors and assigns.

Loan. The word "Loan" means the loan made to Borrower under this Agreement and the Related Documents as described below.

Loan Fund. The words "Loan Fund" mean the undisbursed proceeds of the Loan under this Agreement together with any equity funds or other deposits required from Borrower under this Agreement.

Note. The word "Note" means the secured promissory note dated October 15, 1998 in the original principal amount of $3,350,000 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinances of, consolidations of, and substitutions for the secured promissory note. Plans and Specifications. The words "Plans and Specifications" mean the plans and specifications for the Project which have been approved and initialed by Lender, together with such changes and additions as may be approved by Lender in writing.

Project. The word "Project" means the construction and completion of all Improvements contemplated by this Agreement including without limitation the erection of the building or structure, installation of equipment and fixtures, landscaping, and all other work necessary to make the Property usable and complete for the intended purposes.

Project Documents. The words "Project Documents" mean the Plans and Specifications, all studies, data and drawings relating to the Project, whether prepared by or for Borrower, the Construction Contract, the Architecture Contract, and all other contracts and agreements relating to the Project or the construction of the Improvements.

Property. The word "Property" means the Real Property together with all Improvements, all equipment, fixtures, and other articles of personal property now or subsequently attached or affixed to the real property, together with all accessions, parts, and additions to, all replacements of, and all substitutions for any of such property, and all proceeds (including insurance proceeds and refunds of premiums) from any sale or other disposition of such property.

Real Property. The words "Real Property" mean the real property located in the County of Alameda State of California, and legally described as:

                          LEGAL DESCRIPTION

REAL PROPERTY in the City of San Leandro, County of Alameda, State of California, described as follows:

PARCEL ONE:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 110. 00 feet from the point of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to; running thence Northeasterly alone the said line of San Leandro Boulevard 40.00 feet; thence at right angles Northeasterly 150.00 feet; thence at right angles Southeasterly
40.00 feet; thence at right angles Southwesterly 150.00 feet to the point of beginning.

Being a portion of Lots "G", "U', "M", "N", in Block 27 as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County", filed February 27, 1855, in Book 2 of Maps, Page 43, in the office of the County Recorder of Alameda County

PARCEL TWO:

Beginning at a point on the Northeastern line of San Leandro Boulevard, formerly Estudillo Street, distant thereon Northwesterly 75.00 feet from the point of intersection thereof with the Northwestern line of intersection thereof with the Northwestern line of Williams Street, as said streets are shown on the Map hereinafter referred to; running thence Northwesterly along the side line of San Leandro Boulevard 35.00 feet; thence at right angles
Northeasterly 150.00 feet; thence at right angles Southeasterly 35.00 feet; thence at right angles Southwesterly 150.00 feet to the point of beginning.

Being a portion of Lots "L", "M", and "N", in Block 27, as said lots and block are shown on that certain Map entitled, "Map of the Town of San Leandro, County Seat of Alameda County, " filed February 27, 1855 in Book
2 of Maps, Page 43, in the office of the County Recorder of Alameda County.

Excepting from Parcels One and Two the land described as Parcels A & B in the Final Order of Condemnation, recorded September 12, 1983, Series No. 83-168337, Official Records.

A.P. No. 75-27-7-3

PARCEL THREE:

Lot 1, Tract 4879, filed June 5, 1984, Map Book 145, Pages 1 and 2, Alameda County Records.

A.P. No. 75-27-8

PARCEL FOUR:

Those portions of lots H, I, J and K, Block 27, Map of Map of the Town of San Leandro, etc., filed February 27, 1885, Map Book 1, Page 19, Alameda County Records, described as follows:

Commencing at a point on the Western line of Carpentier Street, distant thereon 98 feet Northerly from the point of intersection thereof with the Northern line of Williams Street; running thence Northerly along said line of Carpentier Street 52 feet; thence Westerly parallel with said line of Williams Street 150 feet; thence Southerly parallel with said line old Carpentier Street 100 feet; thence Easterly parallel with said line of Williams Street 23 feet; thence Northerly parallel with said line if Carpentier Street 48 feet; thence Easterly parallel with said line of Williams Street 127 feet to the point of beginning.

A.P. No. 75-27-2-1

Related Documents. The words "Related Documents" mean and include without limitation all Promissory Notes, Credit Agreements, Loan
Agreements, Guaranties, Security Agreements, Mortgages, Deeds of Trust, Environmental Indemnity Agreement, Assignment of Contracts
(Construction and Architecture), Agreement to Provide Insurance, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness or the earlier loan between the parties relating to site work on the Property and the subdivision. Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

LOAN. The loan shall be in the principal sum set forth in the Note and shall bear interest on so much of the principal sum as shall be advanced pursuant to the terms of this Agreement and the Related Documents. The Loan shall bear interest on each Advance from the date of the Advance in accordance with the terms of the Note. Borrower shall use the Loan Funds solely for the payment of (a) the costs of constructing the Improvements and equipping the Project in accordance with the Construction Contract; (b) other costs and expenses incurred or to be incurred in connection with the construction of the Improvements and related purposes as Lender in its sole discretion shall approve in accordance with the proformas attached hereto as Exhibit "A";
and (c) if permitted by Lender, interest due under the Note, including all expenses and all loan and commitment fees described in this Agreement. The loan is a construction loan to be drawn upon by Borrower only in compliance with the proformas attached hereto as Exhibit "A" or as changed in writing by mutual agreement.

FEES AND EXPENSES. Whether or not the Project shall be consummated, Borrower shall assume and pay upon demand all out-of-pocket expenses incurred by Lender in connection with the preparation of loan documents and the making of the Loan, including without limitation the following: (a) all closing costs, fees, and disbursements; (b) all title examination fees, title insurance premiums, appraisal fees, survey costs, required fees, and filing and recording fees. On funding the Loan, Borrower shall pay Lender a loan origination fee equal to two percent (2%) of the principal amount of the Note.

NO CONSTRUCTION PRIOR TO RECORDING OF SECURITY DOCUMENT. Borrower will not permit any work or materials to be furnished in connection with the Project until (a) Borrower has signed the Related Documents; (b) Lender's mortgage or deed of trust and other Security Interests in the Property have been duly recorded and perfected; and (c) Lender has been provided evidence, satisfactory to Lender, that Borrower has obtained all insurance required under this Agreement or any Related Agreement and that Lender's liens on the Property and Improvements are valid perfected first liens, subject only to such exceptions, if any, acceptable to Lender.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the best of its knowledge to Lender as of the date of this Agreement and as of the date of each disbursement of Loan proceeds:
Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage.

Authorization. The execution, delivery, and performance of this Agreement by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in violation of, or constitute a default under (a) any provision of its partnership agreement, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Title to Property. Borrower has, or on the date of first disbursement of Loan proceeds will have, good and marketable title to the Property free and clear of all defects, liens, and encumbrances, excepting only liens for taxes, assessments, or governmental charges or levies not yet delinquent or payable without penalty or interest, and such liens and encumbrances as may be approved in writing by the Lender.

Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the Comprehensive
Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund
Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499
("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section
1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C.
Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25 100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of Borrower's properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws except as may be caused solely by Lender or its agents, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement, except as may be caused solely by Lender or its agents, or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

Project Costs. The Project, as described in the proformas contained in Exhibit "A" attached hereto, costs are true and accurate estimates of the costs necessary to complete the Improvements in a good and workmanlike manner according to the Plans and Specifications presented by Borrower to Lender, and Borrower shall take all steps necessary to prevent the actual cost of the Improvements from exceeding the Project costs.

Utility Services. All utility services appropriate to the use of the Project after completion of construction are available at the boundaries of the Property.

Access. The Property is contiguous to publicly dedicated streets, roads, or highways providing access to the Property.

Assessment of Property. The Property is and will continue to be assessed and taxed as an independent parcel by all governmental authorities.

Compliance with Governing Authorities. Borrower has examined and is familiar with all the easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements affecting the Project. The project will at all times and in all respects confirm to and comply with the requirements of such easements, covenants, conditions, restrictions, reservations, building laws, regulations, zoning ordinances, and federal, state, and local requirements.

Survival of Representation and Warranties. Borrower understands and agrees that Lender is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Loan and Note shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

No Violation. The consummation of the transactions covered by this Agreement and the payment and performance of all of the obligations in this Agreement, the Note, the Deed of Trust, and the other Loan Documents, will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, contract, loan or credit agreement, corporate charter, bylaws, partnership agreement, trust agreement, or other instruments to which the Borrower or any of its general partners is a party or by which it or they or the Property may be bound or affected.

Permits. Borrower has, or prior to the commencement of construction of the improvements will have:

(a) Received all requisite building permits and approvals from all applicable Governmental Authorities;

(b) Filed or recorded all subdivision maps, plats, and other required instruments; and

(c) To the best of Borrower's knowledge, comply with all other related Governmental requirements.

Utilities. All utility services, including without limitation gas, electric, water, storm and sanitary sewer, and telephone facilities, necessary for the construction of the improvements and the operation for their intended purposes:

(a)  Are available at or within the boundaries of the Property, or

(b) All necessary steps have been taken by Borrower in all applicable Governmental Authorities and utility companies to assure the complete construction, installation, and availability of same on completion of the improvements.

Roads. All roads necessary for the full use of the improvements for their intended purposes:

(a)  Have been completed, or

(b) The necessary rights-of-way have been acquired by or dedicated to public use and accepted by appropriate Governmental Authorities, and all other necessary steps have been taken by Borrower and such Governmental Authorities to assure the complete construction, installation, and availability of them on completion of the improvements.

Adequacy of Loan. The aggregate amount of all loan proceeds, and any funds held by Borrower, are sufficient to pay all costs of construction of the Improvements in accordance with the Plans and Specifications.

Accuracy. All cash flow projections, pro forma reports, time-line reports, documents, instruments, information, and forms of evidence delivered to Lender concerning the loan or required by this Agreement or any of the other loan documents are accurate, correct, and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any untrue statement of a material fact or omit any material fact necessary to make them no misleading.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement.

Approval of Contractors, Subcontractors, and Material men. Lender shall have approved a list of all contractors employed in connection with the construction of the Improvements, showing the name, address, and telephone number of each contractor, a general description of the nature of the work to be done, the labor and materials to be supplied, the names of material men, if known, and the approximate dollar value of the labor, work, or materials with respect to each contractor or material man. Lender shall have the right to communicate with any person to verify the facts disclosed by the list or by any application for any Advance, or for any other purpose.

Plans, Specifications, and Permits. Lender shall have received and accepted a complete set of Plans and Specifications setting forth all Improvements for the Project, and Borrower shall have furnished to Lender copies of all permits and requisite approvals of any governmental body necessary for the construction and use of the Project.

Architecture and Construction Contracts. Borrower shall have furnished in form and substance satisfactory to Lender an executed copy of the Architecture Contract and an executed copy of the Construction Contract and Assignments of same to Lender within 45 days of the first (initial) advance hereunder.

Budget and Schedule of Estimated Advances. Lender shall have approved detailed budget and cash flow projections of total Project costs and a schedule of the estimated amount and time of disbursements of each Advance.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified authorization, duly authorizing the execution and delivery of the Loan documents, and consummation of the Project, and such other authorizations and other documents as Lender in its sole discretion may require.

Bond. If requested by Lender, Borrower shall have furnished a performance and payment bond in an amount equal to 100% of the amount of the Construction Contract, as well as a material men's and mechanics' payment bond, with such riders and supplements as Lender may require, each in form and substance satisfactory to Lender, naming the general contractor as principal and Lender as an additional oblige. Any required bonds and the contracts which they cover must be duly recorded or filed in accordance with California Civil Code Section 3235, if required by Lender.

Survey. If requested by Lender, Borrower shall have furnished to Lender a survey of recent date, prepared and certified by a qualified surveyor and providing that the Improvements, if constructed in accordance with the Plans and Specifications, shall lie wholly within the boundaries of the Property without encroachment or violation of any zoning ordinances, building codes or regulations, or setback requirements, together with such other information as Lender in its sole discretion may require.

Zoning. Borrower shall have furnished evidence satisfactory to Lender that the Property is duly and validly zoned for the construction, maintenance, and operation of the Project.

Title Insurance. Borrower shall have provided to Lender an ALTA Lender's extended coverage policy of title insurance with such endorsements as Lender may require, issued by a title insurance company acceptable to Lender and in a form, amount, and content satisfactory to Lender, insuring or agreeing to insure that the Mortgage or Deed of Trust on the Property is or will be upon recordation a valid first lien on the Property free and clear of all defects, liens, encumbrances, and exceptions except those as specifically accepted by Lender in writing. If requested by Lender, Borrower shall provide to Lender, at Borrower's expense, a foundation endorsement (CLTA
102.5 or its equivalent) to the title policy upon the completion of each foundation for the Improvements, showing no encroachments, and upon completion an endorsement which insures the lien-free completion of the Improvements (CLTA 10 1 series, as required by Lender). Insurance. Unless waived by Lender in writing, Borrower shall have delivered to Lender the following insurance policies or evidence thereof. (a) liability coverage in amounts acceptable to Lender insuring Lender as mortgagee, together with such other endorsements as may be required by Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender; (b) flood insurance if required by Lender or applicable law, and (c) all other insurance required by this Agreement or by the Related Documents.

Payment of Fees and Expenses. Borrower shall have paid to Lender all expenses specified in this Agreement as are then due and payable.

Satisfactory Construction. All work usually done at the stage of construction for which disbursement is requested shall have been done in a good and workmanlike manner and all materials and fixtures usually furnished and installed at that stage of construction shall have been furnished and installed, all in compliance with the Plans and Specifications.
Borrower shall also have furnished to Lender such proofs as Lender may require to establish the progress of the work, compliance with applicable laws, freedom of the Property from liens, and the basis for the requested disbursement. Borrower shall pay the fees of Lender's inspectors, which fees are currently charged at the rate of $ 100.00 per inspection.

Certification. Borrower shall have furnished to Lender a certification by an engineer, architect, or other qualified inspector acceptable to Lender that the construction of the Improvements has been completed to the extent required for the disbursement and has complied and will continue to comply with all applicable statutes, ordinances, codes, regulations, and similar requirements.

Lien Waivers. Borrower shall have obtained and attached to each application for an Advance, including the Advance to cover final payment to the general contractor, executed acknowledgments of payments of all sums due and releases of mechanics' and material men's liens, satisfactory to Lender, from any party having lien rights, which acknowledgments of payment and releases of liens shall cover all work, labor, equipment, materials done, supplied, performed, or furnished prior to such application for an Advance.

Lack of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement.

DISBURSEMENT OF LOAN PROCEEDS. The following provisions relate to the disbursement of funds from the Loan Fund.

Disbursement Schedule. The Loan Fund shall be disbursed in various draws as requested, together with an initial disbursement.

Application for Advances. Each application for a disbursement of a portion of the Loan Fund shall be stated on a standard AIA payment request form or other form approved by Lender, executed by Borrower, and supported by such evidence as Lender shall reasonably require. Borrower shall apply only for disbursement with respect to work actually done by the general contractor and for materials and equipment actually incorporated into the Project. Each application for an Advance shall be deemed a certification of Borrower that as of the date of such application, all representations and warranties contained in the Agreement are true and correct, and that Borrower is in compliance with all of the provisions of this Agreement.

Payments. At the sole option of Lender, Advances may be paid in the joint names of Borrower and the general contractor, subcontractor(s), or supplier(s) in payment of sums due under the Construction Contract. At its sole option, Lender may directly pay the general contractor and any subcontractors or other parties the sums due under the Construction Contract. Borrower appoints Lender as its attorney-in-fact to make such payments.
This power shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive an Event of Default under this Agreement. Projected Cost Overruns. If Lender at any time determines in its sole discretion that the amount in the Loan Fund is insufficient, or will be insufficient, to complete fully and to pay for the Project, then within ten (10) days after receipt of a written request and supporting documentation from Lender, Borrower shall deposit in the Loan Fund an amount equal to the deficiency as determined by Lender. The judgment and determination of Lender under this section shall be final and conclusive.

Final Payment to General Contractor. Upon completion of the Project and fulfillment of the Construction Contract to the satisfaction of Lender and provided sufficient Loan Funds are available, Lender shall make an Advance to cover the final payment due to the general contractor upon delivery to Lender of endorsements to the ALTA title insurance policy following the posting of the completion notice, as provided under applicable law. Construction shall not be deemed complete for purposes of final disbursement unless and until Lender shall have received all of the following:

(a) Evidence satisfactory to Lender that all work under the Construction Contract requiring inspection by any governmental authority with jurisdiction has been duly inspected and approved by such authority, that a certificate of occupancy has been issued, and that all parties performing work have been paid, or will be paid, for such work;

(b) A certification by an engineer, architect, or other qualified inspector acceptable to Lender that the Improvements have been completed substantially in accordance with the Plans and Specifications and the Construction Contract, that direct connection has been made to all utilities set forth in the Plans and Specifications, and that the Project is ready for occupancy; and

(c)  Acceptance of the completed Improvements by Lender and Borrower.

Construction Default. If Borrower fails in any respect to comply with the provisions of this Agreement or if construction ceases before completion regardless of the reason, Lender, at its option, may refuse to make further Advances, may accelerate the Indebtedness under the terms of the Note, and without thereby impairing any of its rights, powers, or privileges, may enter into possession of the construction site and perform or cause to be performed any and all work and labor necessary to complete the Improvements, substantially in accordance with the Plans and Specifications.

Damage or Destruction. If any of the Property or Improvements is damaged or destroyed by casualty of any nature, within sixty (60) days thereafter Borrower shall restore the Property and Improvements to the condition in which they were before such damage or destruction with funds other than those in the Loan Fund. Lender shall not be obligated to make disbursements under this Agreement until such restoration has been accomplished.

Right to Advance Funds. When any event occurs that Lender determines may materially endanger completion of the Project or the fulfillment of any condition or covenant in this
Agreement, Lender may require Borrower to furnish, within ten (10) days after delivery of a written request, adequate security to eliminate, reduce, or indemnify Lender against, such danger. In addition, upon such occurrence, Lender in its sole discretion may advance funds or agree to undertake to advance funds to any party to eliminate, reduce or indemnify Lender against, such danger or to complete the Project. All sums paid by Lender pursuant to such agreements or undertakings shall be for Borrowers's account and shall be without prejudice to Borrower's rights, if any, to receive such funds from the party to whom paid. All sums expended by Lender in the exercise of its option to complete the Project or protect Lender's interests shall be payable to Lender on demand together with interest from the date of the Advance at the rate applicable to the Loan. In addition, any Advance of funds under this Agreement, including without limitation direct disbursements to the general contractor or other parties in payment of sums due under the Construction Contract, shall be deemed to have been expended by or on behalf of Borrower and to have been secured by the Mortgage or Deed of Trust on the Property.

LIMITATION OF RESPONSIBILITY. The making of any Advance by
Lender shall not constitute or be interpreted as either (a) an approval or acceptance by Lender of the work done through the date of the Advance, or
(b) a representation or indemnity by Lender to any party against any deficiency or defect in the work or against any breach of any contract. Inspections and approvals of the Plans and Specifications, the Improvements, the workmanship and materials used in the Improvements, and exercise of any other right of inspection, approval, or inquiry granted to Lender in this Agreement are acknowledged to be solely for the protection of Lender's interests, and under no circumstances shall they be construed to impose any responsibility or liability of any nature whatsoever on Lender to any party. Neither Borrower nor any contractor, subcontractor, material man, laborer, or any other person shall rely, or have any right to rely, upon Lender's determination of the appropriateness of any Advance. No disbursement or approval by Lender shall constitute a representation by Lender as to the nature of the Project, its construction, or its intended use for Borrower or for any other person, nor shall it constitute an indemnity by Lender to Borrower or to any other person against any deficiency or defects in the Project or against any breach of any contract.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.
Construction of the Project. Cause the Improvements to be constructed and equipped in a diligent and orderly manner and in strict accordance with the Plans and Specifications approved by Lender, the Construction Contract, and all applicable laws, ordinances, codes, regulations, and rights of adjoining or concurrent property owners. Loan Proceeds. Use the Loan Funds solely for payment of bills and expenses directory related to the Project.

Workers' Compensation Coverage. Provide to Lender proof of the general contractor's compliance with all applicable workers' compensation laws and regulations with regard to all work performed on the Project.

Defects. Upon demand of Lender, promptly correct any defect in the Improvements or any departure from the Plans and Specifications not approved by Lender before further work shall be done upon the portion of the Improvements affected.

Project Claims and Litigation. Promptly inform Lender of (a) all material adverse changes in the financial condition of the general contractor; (b) any litigation and claims, actual or threatened, affecting the Project or the general contractor, which could materially affect the successful completion of the Project or the ability of the general contractor to complete the Project as agreed; and (c) any condition or event which constitutes a breach or default under any of the Related Documents or any contract related to the Project.

Payment of Claims and Removal of Liens. (a) Cause all claims for labor done and materials and services furnished in connection with the Improvements to be fully paid and discharged in a timely manner, (b) diligently file or procure the filing of a valid notice of completion of the Improvements, or such comparable document as may be permitted under applicable lien laws, (c) diligently file or procure the filing of a notice of cessation, or such comparable document as may be permitted under applicable lien laws, upon the happening of cessation of labor on the Improvements for a continuous period of thirty (30) days or more, and (d) take all reasonable steps necessary to remove all claims of liens against the Property, the Improvements or any part of the Property or Improvements, or any rights or interests appurtenant to the Property or Improvements. Upon Lender's request, Borrower shall make such demands or claims upon or against laborers, material men, subcontractors, or other persons who have furnished or claim to have furnished labor, services, or materials in connection with the Improvements, which demands or claims shall under the laws of the State of California require diligent assertions of lien claims upon penalty of loss or waiver thereof. Borrower shall, within ten (10) days after the filing of any claim of lien that is disputed or contested by Borrower, record or cause the general contractor for the construction of the Improvements to record in the Office of the Alameda County Recorder, a surety bond pursuant to California law sufficient to release the claim of lien and, within five (5) days of Lender's demand, make suitable provision by deposit of funds with Lender in an amount satisfactory to Lender or by bond satisfactory to Lender for the possibility that the contest will be unsuccessful. If Borrower is unable to provide bonds utilizing its regular surety, the foregoing ten (10) and five (5) day periods of limitation shall be increased to thirty
(30) days. If Borrower fails to remove any lien on the Property or Improvements or provide a bond or deposit pursuant to this provision, Lender may pay such lien, or may contest the validity of the lien, and Borrower shall pay all costs and expenses of such contest, including Lender's reasonable attorneys' fees.

Taxes and Claims. Pay and discharge when due all of Borrower's indebtedness, obligations, and claims that, if unpaid, might become a lien or charge upon the Property of Improvements; provided, however, that Borrower shall not be required to pay and discharge any such indebtedness, obligation, or claim so long as (a) its legality shall be contested in good faith by appropriate proceedings, (b) the indebtedness, obligation, or claim does not become a lien or charge upon the Property or Improvements, and (c) Borrower shall have established on its books adequate reserves with respect to the amount contested in accordance with generally accepted accounting practices. If the indebtedness, obligation, or claim does become a lien or charge upon the Property or Improvements, Borrower shall remove the lien or charge as provided in the preceding paragraph.

Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or hereafter existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Additional Assurances. Make, execute, and deliver to Lender such Security Agreements, instruments, documents, and other agreements reasonably necessary to document and secure the Loan and to perfect Lender's Security Interests in the Property and Improvements.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of the Lender:

Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) sell, transfer, mortgage, assign, pledge, lease, grant a security in, or encumber any of Borrower's assets other than in the normal course of Borrower's business or (c) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged or (b) cease operation, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, dissolve or transfer or sell Collateral out of the ordinary course of business.

Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.
Modification of Contract. Make or permit to be made any modification of the Construction Contract.

Liens. Create or allow to be created any lien or charge upon the Property or the Improvements.

GENERAL PROJECT PROVISIONS. The following provisions relate to the construction and completion of the Project:

Change Orders. All requests for changes in the Plans and Specifications, other than minor changes involving costs up to $5,000 per lot, must be in writing, signed by Borrower and the architect, and delivered to Lender for its approval. Borrower will not permit the performance of any work pursuant to any change order or modification of the Construction Contract or any subcontract without the written approval of Lender. Borrower will obtain any required permits or authorizations from governmental authorities having jurisdiction before approving or requesting a new change order.

Purchase of Materials; Conditional Sales Contracts. No materials, equipment, fixtures, or articles of personal property placed in or incorporated into the Project shall be purchased or installed under any Security Agreement or other agreement whereby the seller reserves or purports to reserve title or the right of removal or repossession, or the right to consider such items as personal property after their incorporation into the Project, unless otherwise authorized by Lender in writing.

Lender's Right of Entry and Inspection. Lender and its agents shall have at all times the right of entry and free access to the Property and the right to inspect all work done, labor performed, and materials furnished with respect to the Project. Lender shall have unrestricted access to and the right to copy all records, accounting books, contracts, subcontracts, bills, statements, vouchers and supporting documents of Borrower relating in any way to the Project.

Lender's Right to Stop Work. If Lender in good faith determines that any work or materials do not conform to the approved Plans and Specifications or sound building practices, or otherwise depart from any of the requirements of this Agreement, Lender may require the work to be stopped and withhold disbursements until the matter is corrected, provided that the non-conforming work or materials pose a reasonable threat that the work will not be accepted by the authorized agency within the County of Stanislaus. In such event, Borrower will promptly correct the work to Lender's satisfaction. No such action by Lender will affect Borrower's obligation to complete the Improvements on or before the Completion Date. Lender is under no duty to supervise or inspect the construction or examine any books and records. Any inspection or examination by Lender is for the sole purpose of protecting Lender's security and preserving Lender's rights under this Agreement. No default of Borrower will be waived by any inspection by Lender. In no event will any inspection by Lender be a representation that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship.
Indemnity. Borrower shall indemnify and hold Lender harmless from any and all claims asserted against Lender or the Property by any person, entity, or governmental body, or arising out of or in connection with the Property, Improvements, or Project. Lender shall be entitled to appear in any action or proceeding to defend itself against such claims, and all costs incurred by Lender in connection with such defense, including attorneys' fees, shall be paid by Borrower to Lender. Lender shall, in its sole discretion, be entitled to settle or compromise any -asserted claims against it upon ten (10) days notice to Borrower, and such settlement shall be binding upon Borrower for purposes of this indemnification. All amounts paid by Lender under this paragraph shall be secured by the Mortgage or Deed of Trust on the Property, shall be deemed an additional principal Advance under the Loan, payable upon demand, and shall bear interest at the rate applicable to the Loan.

Publicity. Lender may display a sign at the construction site informing the public that Lender is the construction lender for the Project. Lender may obtain other publicity in connection with the Project through press releases and participation in ground-breaking and opening ceremonies and similar events.

Actions. Lender shall have the right to commence, appear in, or defend any action or proceeding purporting to affect the rights, duties, or liabilities of the parties to this Agreement, or the disbursement of funds from the Loan Fund. In connection with this right, Lender may incur and pay reasonable costs and expenses, including, but not limited to, attorneys' fees, for both trial and appellate proceedings. Borrower covenants to pay to Lender on demand all such expenses, together with interest from the date Lender incurs the expense at the rate specified in the Note, and Lender is authorized to disburse funds from the Loan Fund for such purposes. Further in connection with the above referenced right, Borrower may be a party to the action or proceeding involved, and if so, Lender may be represented by counsel also representing Borrower and mutually acceptable to Borrower and Lender, except that in the case of (a) conflict of interest by said counsel in representing both Borrower and Lender, (b) the existence of adverse interests between Borrower and Lender, (c) said counsel not being reasonably satisfactory to Lender or not defending Lender in a reasonably satisfactory manner, then Lender shall have the right to be represented by counsel of its choice without affecting or otherwise impairing any of its rights hereunder, including without limitation the aforesaid right to charge Borrower with its attorneys' fees and expenses.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

Other Defaults. Failure of Borrower or any Guarantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower relating only to this Property and subdivision.

False Statements. Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower or any Guarantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Defective Collateralization. This Agreement or any of the Related
Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Insolvency. The dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, nothing herein is intended to create cross-collateralization between the Loan herein and any other loans between Lender and Borrower which exist relating to other projects or property, but including the loan relating to site work on the subdivision containing this Property.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor -of any of the Indebtedness or such Guarantor dies or becomes incompetent, provided that such death or incompetence materially affects Borrower's ability to complete the Project in the sole discretion of Lender after giving Borrower thirty (30) days notice.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the Borrower.

Breach of Construction Contract. The Improvements are not constructed in accordance with the Plans and Specifications or in accordance with the terms of the Construction Contract.

Cessation of Construction. Prior to the completion of construction of the Improvements and equipping of the Project, the construction of the Improvements or the equipping of the Project is abandoned or work thereon ceases for a period of more than ten (10) days for any reason other than as anticipated in the construction schedule, except for cessations beyond the control of Borrower, its contractors, subcontractors or suppliers (e.g., acts of any governmental authority, acts of a public enemy, unusually severe weather, or fire not due to the negligence of Borrower, its contractors, subcontractors or suppliers), or the Improvements are not completed for purposes of final payment to the general contractor prior to the completion date represented by Borrower to Lender, except as may be extended with Lender's concurrence.

Transfer of Property. Sale, transfer, hypothecation, assignment, or conveyance of the Property or the Improvements or any portion thereof or interest therein by Borrower or any Grantor without Lender's prior written consent other than the sale or individual finished homes to purchases as contemplated by the release provided in the Deed of Trust.

Condemnation. All or any material portion of the Property is condemned, seized, or appropriated without compensation, and Borrower does not within thirty (30) days after such condemnation, seizure, or appropriation, initiate and diligently prosecute appropriate action to contest in good faith the validity of such condemnation, seizure, or appropriation.

EFFECT OF AN EVENT OF DEFAULT; REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lender may, at its option, but without any obligation to do so, and in addition to any other right Lender may have, do any one or more of the following without notice to Borrower:
(a) Cancel this Agreement; (b) Institute appropriate proceedings to enforce the performance of this Agreement; (c) Withhold further disbursement of Loan Funds; (d) Expend funds necessary to remedy the default; (e) Take possession of the Property and continue construction of the Project; (f) Accelerate maturity of the Note and/or Indebtedness and demand payment of all sums due under the Note and/or Indebtedness; (g) Bring an action on the Note and/or Indebtedness; (h) Foreclose the Mortgage or Deed of Trust on the Property in any manner available under law; and (i) Exercise any other right or remedy which it has under the Note or Related Documents, or which is otherwise available at law or in equity or by statute.

COMPLETION OF IMPROVEMENTS BY LENDER. If Lender takes possession of the Property, it may take any and all actions necessary in its judgment to complete construction of the Improvements, including but not limited to making changes in the Plans and Specifications, work, or materials and entering into, modifying or terminating any contractual arrangements, subject to Lender's right at any time to discontinue any work without liability. If Lender elects to complete the Improvements, it will not assume any liability to Borrower or any other person for completing the Improvements or for the manner or quality of construction of the Improvements, and Borrower expressly waives any such liability. Borrower irrevocably appoints Lender as its attorney-in-fact, with full power of substitution, to complete the Improvements, at Lender's option, either in Borrower's name or in its own name. In any event, all sums expended by Lender in completing the construction of the Improvements will be considered to have been disbursed to Borrower and will be secured by the collateral for the Loan. Any such sums that cause the principal amount of the Loan to exceed the face amount of the Note will be considered to be an additional Loan to Borrower, bearing interest at the Note rate and being secured by the collateral. For these purposes, Borrower assigns to Lender all of its right, title and interest in and to the Project Documents; however Lender will not have any obligation under the Project Documents unless
Lender expressly hereafter agrees to assume such obligations in writing. Lender will have the right to exercise any rights of Borrower under the Project Documents upon the occurrence of an Event of Default. All rights, powers, and remedies of Lender under this Agreement are cumulative and alternative, and are in addition to all rights which Lender may have under applicable law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Agency. Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower or any contractor. Lender is not an agent or representative of Borrower. This Agreement does not create a contractual relationship with and shall not be construed to benefit or bind Lender in any way with or create any contractual duties by Lender to any contractor, subcontractor, material man, laborer, or any other person.

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of San Francisco County, the State of California. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

Authority to File Notices. Borrower appoints and designates Lender as its attorney-in-fact to file for record any notice that Lender deems necessary to protect its interest under this Agreement. This power shall be deemed coupled with an interest and shall be irrevocable while any sum or performance remains due and owing under any of the Related Documents.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, only if related to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters, Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender (except that Borrower preserves its rights directly against Lender for any breaches of its obligations by Lender) or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Costs and Expenses. In the event of any default hereunder or under any of the Related Documents, Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. In the event of any default hereunder or under any of the Related Documents, Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

Prevailing Party. Should any litigation be commenced between the parties herein or any other party bound by this Agreement concerning this Agreement or the rights and duties of any of them in relation thereto, the party prevailing in such litigation shall be entitled to, in addition to such other relief as may be granted, a reasonable sum as and for attorneys' fees in such litigation, which shall be determined by the Court in such litigation or in a separate action brought for that purpose.

Entire Agreement. This Agreement and the Related Documents constitute all of the agreements between the parties relating to the Project and supersede all other prior or concurrent oral or written agreements or understandings relating to the Project.

Notices. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforce ability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waiver. Neither party shall be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by the other. No delay or omission on the part of a party in exercising any right shall operate as a waiver of such right or any other right. A waiver by a party of a provision of this Agreement shall not prejudice or constitute a waiver of such party's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Guarantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Guarantor as to any future transactions. Whenever the consent of a party is required under this Agreement, the granting of such consent by such party in any instance shall not constitute continuing consent in subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of such party.

BORROWER ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS CONSTRUCTION LOAN AGREEMENT, AND
BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED
AS OF October 15,1998.

BORROWER:
Westco Community Builders, Inc., a California Corporation
By:   /s/ Jerry A. Finch
Jerry A. Finch, President
By:  /s/ Britt Evans
Britt Evans, Executive Vice President
LENDER:
DOVER INVESTMENTS CORPORATION
By:   /s/ Lawrence Weissberg
Its:  CEO